UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ISDR	NYSE American

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2022, Issuer Direct Corporation (the “Company”) entered into an Executive Employment Agreement (the “Pitoniak Agreement”) with Timothy Pitoniak to serve as the Company’s Chief Financial Officer effective as of January 24, 2022 (the “Effective Date”). As of the Effective Date, Steven Knerr, the Company’s current Chief Financial Officer, will assume the role of the Company’s Vice President of Finance and Controller.

Mr. Pitoniak, age 47, most recently served as Chief Accounting Officer of Community Brands, LLC (“Community Brands”), a leading provider of cloud-based software to associations, nonprofits, faith-based groups, and K-12 schools, from May 2020 to January 2022. Before joining Community Brands, Mr. Pitoniak served as Vice President of Accounting of Fiserv, Inc. (“Fiserv”), a leading provider of global fintech and payments solutions for banking, global commerce, merchant acquiring, billing and payments, and point-of-sale, from May 2014 to April 2020. Before joining Fiserv, Mr. Pitoniak served as Corporate Controller of US Security Associates, Inc., a provider of uniformed security services, consulting and investigations and specialized security solutions, from March 2012 to April 2014. Earlier in his career, Mr. Pitoniak held various roles within finance and accounting for publicly traded companies. Mr. Pitoniak is a Certified Public Accountant.

Under the Pitoniak Agreement, Mr. Pitoniak is entitled to an annual base salary of $235,000. The base salary will be reviewed annually by the Company’s Board of Directors or Compensation Committee for increase as part of its annual compensation review. Mr. Pitoniak is also eligible to receive an annual bonus of 45% of his annual base salary upon the achievement of reasonable target objectives and performance goals, to be determined by the Board of Directors or Compensation Committee in consultation with Mr. Pitoniak on or before the end of the first quarter of the fiscal year to which the bonus relates. In addition, Mr. Pitoniak is eligible to receive such additional bonus or incentive compensation as the Board of Directors may establish from time to time in its sole discretion.

Under the Company’s 2014 Equity Incentive Plan, amended (the “Plan”), and as of the Effective Date, Mr. Pitoniak will also be granted the following: (i) 20,000 restricted stock units (the “RSU Grant”) pursuant to a Restricted Stock Unit Award Agreement (the “RSU Agreement”) which will be valued based on the per share closing price of the Company’s common stock as of the Effective Date and (ii) an incentive stock option to purchase 30,000 shares of the Company’s common stock at a per share exercise price of the closing price of the Company’s common stock as of the Effective Date (the “Option Grant”) pursuant to the Incentive Stock Option Grant and Agreement (the “ISO Agreement”).  Provided Mr. Pitoniak is employed on each of the following dates by the Company or one of its affiliates, the entire RSU Grant will vest three years from the Effective Date and the Option Grant shall vest over a four-year period, at a rate of 7,500 shares of common stock underlying the Option Grant on the first, second, third and fourth anniversary of the Effective Date.  In the event of a Corporate Transaction (as defined in the Plan), any unvested portion of the RSU Grant and Option Grant shall be immediately vested.

Pursuant to the Pitoniak Agreement, if Mr. Pitoniak’s employment is terminated upon his disability, by Mr. Pitoniak for good reason (as such term is defined in Pitoniak Agreement), or by us without cause (as such term is defined in Pitoniak Agreement), Mr. Pitoniak will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of six months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of six months.  Additionally, if Mr. Pitoniak’s employment is terminated for disability, the vesting of any equity grants will continue to vest pursuant to the schedule and terms previously established during the six month severance period.  Subsequent to the six month severance period the vesting of any equity grants will immediately cease.

If the Company terminates Mr. Pitoniak’s employment for cause or employment terminates as a result of Mr. Pitoniak’s resignation (other than for good reason) or death, Mr. Pitoniak will only be entitled to unpaid amounts owed to him and the vesting of any equity grants will immediately cease.

Mr. Pitoniak has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction.  The Pitoniak Agreement also contains certain noncompetition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Pitoniak.

Additionally, on the Effective Date, the Company and Mr. Pitoniak will enter into the Company’s standard Indemnification Agreement (the “Indemnification Agreement”) whereby the Company agrees to indemnify Mr. Pitoniak in certain instances relating to his performance as the Company’s Chief Financial Officer.

The foregoing summary of certain terms of the Pitoniak Agreement, the RSU Agreement, the ISO Agreement and the Indemnification Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of Pitoniak Agreement, RSU Agreement, the ISO Agreement and the Indemnification Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are hereby incorporated into this Current Report on Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

All information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by referenced.

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Item 8.01  Other Events.

On January 19, 2022, the Company issued a press release regarding the appointment of Mr. Pitoniak as the Company’s Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement dated January 12, 2022 between Issuer Direct Corporation and Timothy Pitoniak.

10.2	Restricted Stock Unit Award Agreement to be dated January 24, 2022 between Issuer Direct Corporation and Timothy Pitoniak.

10.3	Incentive Stock Option Grant and Agreement to be dated January 24, 2022 between Issuer Direct Corporation and Timothy Pitoniak.

10.4	Indemnification Agreement to be dated January 24, 2022 between Issuer Direct Corporation and Timothy Pitoniak.

99.1	Press release of Issuer Direct Corporation released on January 19, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: January 19, 2022	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

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